UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – May 18, 2020

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 South Tryon Street, Charlotte, NC	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share*	HON	The New York Stock Exchange
1.300% Senior Notes due 2023	HON 23A	The New York Stock Exchange
0.000% Senior Notes due 2024	HON 24A	The New York Stock Exchange
2.250% Senior Notes due 2028	HON 28A	The New York Stock Exchange
0.750% Senior Notes due 2032	HON 32	The New York Stock Exchange

*	The common stock is also listed on the London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

On May 18, 2020, Honeywell International Inc. (the “Company”) completed a public offering of $3,000,000,000 aggregate principal amount of its 1.350% Senior Notes due 2025, 1.950% Senior Notes due 2030 and 2.800% Senior Notes due 2050 (together, the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-228729) filed with the Securities and Exchange Commission on December 10, 2018.

The Notes were issued pursuant to the terms of the indenture, dated as of March 1, 2007, between the Company and Deutsche Bank Trust Company Americas, as trustee, as amended by the first supplemental indenture dated as of October 27, 2017 and as further amended by the second supplemental indenture dated as of March 10, 2020 (the “Indenture”).

The foregoing summary is qualified in its entirety by reference to the text of the Indenture and the respective forms of global notes for the offering, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Additionally, the information set forth under Item 8.01 below regarding the Delayed Draw Term Loan Agreement entered into on March 26, 2020 is incorporated herein by reference.

Item 8.01 Other Events.

On May 18, 2020, the Company gave notice to the Administrative Agent under the Delayed Draw Term Loan Agreement of the permanent reduction of the Unused Commitments in the aggregate amount of $3,000,000,000, effective May 22, 2020. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Delayed Draw Term Loan Agreement.

As previously stated, Honeywell confirms that, on or prior to June 26, 2020, it will draw on the full amount of the Unused Commitments under the Delayed Draw Term Loan Agreement remaining after giving effect to such permanent Commitment reduction. As of the date hereof, there were no amounts drawn under the Delayed Draw Term Loan Agreement.

Item 9.01 Financial Statements and Exhibits.

A copy of the opinion of the Deputy General Counsel of Honeywell International Inc. relating to the legality of the issuance and sale of the Company’s Notes is attached as Exhibit 5.1 hereto.

(d) Exhibits.

Exhibit 4.1	Indenture dated as of March 1, 2007 between Honeywell International Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 of Honeywell’s Registration Statement on Form S-3 (File No. 333-141013), filed March 1, 2007).

Exhibit 4.2	First Supplemental Indenture dated as of October 27, 2017 between Honeywell International Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.2 of Honeywell’s Form 8-K filed October 30, 2017).

Exhibit 4.3	Second Supplemental Indenture dated as of March 10, 2020 between Honeywell International Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.3 of Honeywell’s Form 8-K filed March 10, 2020).

Exhibit 4.4	Form of 1.350% Senior Note Due 2025.

Exhibit 4.5	Form of 1.950% Senior Note Due 2030.

Exhibit 4.6	Form of 2.800% Senior Note Due 2050.

Exhibit 5.1	Opinion of Deputy General Counsel of Honeywell International Inc.

Exhibit 23.1	Consent of Deputy General Counsel of Honeywell International Inc. (included in Exhibit 5.1 hereto).

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HONEYWELL INTERNATIONAL INC.
Date: May 18, 2020
	By:	/s/ Victor J. Miller
Victor J. Miller
Vice President, Deputy General Counsel, Corporate Secretary and Chief Compliance Officer